Exhibit 10.1

Execution Version

OMNIBUS AMENDMENT TO

MULTIFAMILY LOAN AND SECURITY AGREEMENTS

This OMNIBUS AMENDMENT TO MULTIFAMILY LOAN AND SECURITY AGREEMENTS (this “Amendment”) is made as of December 31, 2024, by and among (i) each entity identified as a “Borrower” on Schedule 1 hereto (each individually, a “Borrower” and collectively the “Borrowers”), (ii) Sonida Senior Living, Inc., a Delaware corporation (“Guarantor”), (iii) each entity identified as an “Original Lender” on Schedule 1 hereto (each individually, an “Original Lender” and collectively, the “Original Lenders”), and (iv) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States, and its successors and assigns (“Fannie Mae”).

RECITALS

A. The Borrowers and the Original Lenders entered into the Loan Agreements listed on Schedule 2 hereto (each individually, a “Loan Agreement” and collectively, the “Loan Agreements”).

B. In connection with the Loan Agreements, the Borrowers entered into the Environmental Indemnity Agreements listed on Schedule 3 hereto (each individually, an “Environmental Indemnity Agreement” and collectively, the “Environmental Indemnity Agreements”) to and for the benefit of the Original Lenders.

C. In connection with the Loan Agreements, Guarantor entered into the Guaranties of Non-Recourse Obligations listed on Schedule 4 hereto (each individually, a “Non-Recourse Guaranty” and collectively, the “Non-Recourse Guaranties”) to and for the benefit of the Original Lenders.

D. All Original Lender’s right, title and interest in and to the Loan Agreements and the Loan Documents (as defined in each Loan Agreement) executed in connection with each Loan Agreement and the transactions contemplated by each Loan Agreement have been assigned to Fannie Mae pursuant to the Assignments listed on Schedule 5 hereto (each individually, an “Assignment” and collectively, the “Assignments”). Fannie Mae has not assumed (i) any of the obligations of any Original Lender under the Loan Agreement to make any additional loans or (ii) any of the obligations of any Original Lender which are servicing obligations delegated to such Original Lender as Loan Servicer of the applicable Mortgage Loan. Fannie Mae has designated each Original Lender as the Loan Servicer (as defined in the applicable Loan Agreement) of the Mortgage Loan contemplated by the applicable Loan Agreement.

E. As of the date hereof, immediately prior to the transactions contemplated by this Amendment, there is one Mortgage Loan (each, a “Mortgage Loan”) outstanding under each Loan Agreement.

F. In connection with the prior amendment of the Loan Agreements, the Guarantor entered into (i) that certain Payment Guaranty, dated as of September 29, 2023, to and for the benefit of Fannie Mae (the “Corporate Guaranty”) and (ii) that certain Payment Guaranty (Second Payment), dated as of September 29, 2023, to and for the benefit of Fannie Mae (the “Second Payment Guaranty”). The Second Payment Guaranty expired in June 2024.

Omnibus Amendment to Multifamily Loan and Security Agreements

G. The Borrowers have requested that Fannie Mae and the Original Lenders make certain amendments to the Loan Agreements, as set forth below.

H. In connection with the foregoing, Fannie Mae, the Original Lenders, Guarantor and the Borrowers desire to amend each Loan Agreement in certain respects as set forth herein.

I. Fannie Mae, the Original Lenders, Guarantor and the Borrowers intend these Recitals to be a material part of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the applicable Loan Agreement.

Section 2. [Reserved].

Section 3. Amendments. Subject to the satisfaction (or written waiver) of the conditions precedent specified in Section 7 below, but effective as of the Amendment Effective Date (as defined below), the parties hereto agree that each Loan Agreement is hereby amended as follows:

(a) Amendment to Schedule 1 to each Loan Agreement. Schedule 1 (Definitions Schedule) to each Loan Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:

““Maturity Date” means January 1, 2029.”

Section 4. Confirmation of Obligations and Environmental Indemnity Agreement. Each Borrower (a) confirms its obligations under the Security Instrument (as defined in the applicable Loan Agreement) and other Loan Documents (as defined in the applicable Loan Agreement), (b) confirms its obligations under the applicable Environmental Indemnity Agreement(s), (c) confirms that its obligations under the applicable Loan Agreement, any Note (as defined in the applicable Loan Agreement) and other Loan Documents (as defined in the applicable Loan Agreement) as modified hereby are entitled to the benefits of the Liens (as defined in the applicable Loan Agreement) set forth in the Security Instrument (as defined in the applicable Loan Agreement) and other Loan Documents (as defined in the applicable Loan Agreement), (d) confirms that its obligations under the applicable Loan Agreement as modified hereby constitute obligations of such Borrower under the applicable Loan Agreement and other Loan Documents (as defined in the applicable Loan Agreement), and such obligations shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, and (e) agrees that the applicable Loan Agreement as modified hereby is the Loan Agreement under and for all purposes

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of the Security Instrument (as defined in the applicable Loan Agreement) and other Loan Documents(as defined in the applicable Loan Agreement). Each Borrower, by its execution of this Amendment, hereby confirms that its obligations under the applicable Loan Agreement, the Note (as defined in the applicable Loan Agreement), the Security Instrument (as defined in the applicable Loan Agreement), the applicable Environmental Indemnity Agreement(s), and each other Loan Document (as defined in the applicable Loan Agreement) shall remain in full force and effect, and such obligations shall continue to be entitled to the benefits of the grant set forth in the Security Instrument (as defined in the applicable Loan Agreement) and other Loan Documents (as defined in the applicable Loan Agreement).

Section 5. Confirmation of Non-Recourse Guaranties. Guarantor (a) acknowledges and consents to this Amendment and all changes to the terms and conditions of each Loan Agreement as set forth in this Amendment, (b) agrees that each Loan Agreement as modified hereby is the Loan Agreement under and for all purposes of each Non-Recourse Guaranty and the Corporate Guaranty and the other Loan Documents (as defined in the applicable Loan Agreement), (c) confirms to the Original Lenders and Fannie Mae that the terms and conditions of each Non-Recourse Guaranty and the Corporate Guaranty remain in full force effect as of the Amendment Effective Date, both immediately prior to and immediately after giving effect to this Amendment, (d) confirms that its obligations under each Non-Recourse Guaranty and the Corporate Guaranty shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, and (e) confirms and ratifies the Loan Documents (as defined in each Loan Agreement) it has previously executed in connection with each Loan Agreement.

Section 6. Beneficiaries. Each of (a) the Confirmation of Obligations and Environmental Indemnity Agreement in Section 4 of this Amendment and (b) the Confirmation of Guaranty in Section 5 of this Amendment are made for the express benefit of the Original Lenders and Fannie Mae.

Section 7. Conditions Precedent. The amendment to the Loan Agreement set forth in Section 3 hereof shall become effective on November 1, 2024 so long as each of the following conditions precedent are satisfied as of such date (the “Amendment Effective Date”):

(a) Execution. Fannie Mae shall have received counterparts of this Amendment executed by each Borrower, Guarantor and each Original Lender.

(b) Real Estate Deliverables. Fannie Mae shall have received the following, in each case in form and substance satisfactory to Fannie Mae: (i) an amendment to each Security Instrument listed on Schedule 6 hereto (collectively, the “Security Instrument Amendments”), and (ii) for each Mortgaged Property (as defined in each Loan Agreement), excluding the Mortgaged Properties known as (A) the Waterford at Levis Commons, (B) the Waterford at Fort Worth, (C) the Waterford on Huebner, (D) the Waterford at Thousand Oaks, (E) the Waterford at Plano, (F) the Waterford on Highland Colony, (G) the Wellington at Arapaho, and (H) the Wellington at North Richland Hills, either (x) in accordance with Section 13.02(a)(7) of the applicable Loan Agreement, a “date-down” endorsement if available that amends the effective date of the applicable Title Policy (as defined in

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the applicable Loan Agreement) to the Amendment Effective Date to the extent any such endorsements will not require the applicable Borrower to pay any additional title insurance premiums in excess of the nominal cost of such endorsement or (y) a title search satisfactory to Fannie Mae showing that the existing lien securing the applicable Mortgage Loan (each, a “Mortgage Lien”) has not been impaired and no new liens have been filed against the applicable Mortgaged Property since the date the applicable Mortgage Lien was recorded.

(c) Borrower Authorizations. Fannie Mae shall have received a Certificate of each Borrower, in form and substance satisfactory to Fannie Mae, with the following attachments, in each case in form and substance satisfactory to Fannie Mae: (i) resolutions of the board of directors, board of managers, manager, managing member or similar governing body of such Borrower approving and authorizing the execution, delivery and performance of this Amendment as of the date hereof, certified as of the date hereof by its secretary, an assistant secretary or other authorized officer as being in full force and effect without modification or amendment, (ii) a certification of the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents required to be delivered hereunder, (iii) a good standing certificate of Borrower from the applicable Governmental Authority of such Borrower’s jurisdiction of formation and (iv) copies of each organizational document of such Borrower, in each case, to the extent applicable, certified as of a recent date prior to the date hereof by the appropriate Governmental Authority.

(d) Guarantor Authorizations. Fannie Mae shall have received an Organizational Certificate of Guarantor, in form and substance satisfactory to Fannie Mae, with the following attachments, in each case in form and substance satisfactory to Fannie Mae: (i) resolutions of the board of directors, board of managers, manager, managing member or similar governing body of Guarantor approving and authorizing the execution, delivery and performance of this Amendment and each other action of Guarantor contemplated by this Amendment as of the date hereof, certified as of the date hereof by its secretary, an assistant secretary or other authorized officer as being in full force and effect without modification or amendment, (ii) a certificate of the secretary, an assistant secretary or other authorized officer of Guarantor certifying the names and true signatures of the officers of Guarantor authorized to sign this Amendment and the other documents required to be delivered hereunder, (iii) a good standing certificate from the applicable Governmental Authority of Guarantor’s jurisdiction of incorporation, organization or formation and (iv) copies of each Organizational Document of Guarantor, in each case, to the extent applicable, certified as of a recent date prior to the date hereof by the appropriate Governmental Authority.

(e) Principal Loan Paydown. The Borrowers and/or Guarantor shall have made a prepayment to Fannie Mae in the aggregate amount of $2,000,000.00 in immediately available funds (the “First Payment”). The First Payment shall be applied to the principal amount outstanding under the Loan Agreements; provided that, the Borrowers may recommend the allocation of the First Payment between the Loan Agreements and Fannie Mae shall determine the allocation of the First Payment between the Loan Agreements in its sole and absolute discretion.

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(f) Amendment Fee. The Borrowers shall have paid to Fannie Mae an amendment fee in the aggregate amount of $220,000.00 (the “Amendment Fee”). The Amendment Fee shall be fully earned and due and payable in cash on the Amendment Effective Date. The Borrowers hereby agrees that once paid, the Amendment Fee shall not be refundable under any circumstances and shall not be subject to reduction by way of set off or counterclaim.

(g) Fees and Expenses. The Borrowers shall have paid all fees, expenses, charges, and disbursements (i) due and payable under the Loan Documents (as defined in each Loan Agreement) on or prior to the date hereof and (ii) associated with documenting this Amendment, in each case including all fees, expenses, charges and disbursements of Fannie Mae and the Original Lenders (including the legal fees and expenses of Reed Smith LLP).

Section 8. Effect of Amendment. On the Amendment Effective Date, each Loan Agreement shall be modified in accordance with this Amendment, all references to such Loan Agreement in any Loan Document (as defined in the applicable Loan Agreement) shall be deemed to be references to such Loan Agreement as modified by this Amendment. With respect to each Loan Agreement, this Amendment shall be deemed an amendment thereof having a numerical identification one higher than the last numerical amendment of such Loan Agreement, and the numbering of each amendment to such Loan Agreement hereafter shall take this Amendment into account. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Agreement or any other Loan Document (as defined in each Loan Agreement), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower or Guarantor to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Loan Agreement or any other Loan Document (as defined in each Loan Agreement) in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall each constitute a “Loan Document” for all purposes of each Loan Agreement and the other Loan Documents (as defined in the applicable Loan Agreement) and any breach of any Borrower’s obligations hereunder shall constitute an immediate Event of Default under the applicable Loan Agreements. This Amendment shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Loan Documents (as defined in each Loan Agreement) in any other instance than as expressly set forth herein or prejudice any right or remedy that Fannie Mae or any Original Lender may now have or may in the future have under any of the Loan Documents (as defined in each Loan Agreement). Except as herein provided, each Loan Agreement and the other Loan Documents (as defined in the applicable Loan Agreement) shall remain unchanged and in full force and effect. This Amendment, the Loan Agreements and the other Loan Documents (as defined in each Loan Agreement) constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto and thereto or any of them with respect to the subject matter hereof.

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Section 9. Covenants. Each Borrower and Guarantor, as applicable, hereby covenant and agree that:

(a) Second Payment. On or before November 1, 2025, the Borrowers and/or Guarantor shall make a prepayment to Fannie Mae in the aggregate amount of $2,000,000.00 in immediately available funds (the “Second Payment”). The Second Payment shall be applied to the principal amount outstanding under the Loan Agreements; provided that, the Borrowers may recommend the allocation of the Second Payment between the Loan Agreements and Fannie Mae shall determine the allocation of the Second Payment between the Loan Agreements in its sole and absolute discretion. For the avoidance of doubt, in no event shall all or any portion of the First Payment be included in determining whether the Second Payment has been made. Any failure to make the Second Payment on or before November 1, 2025, shall constitute an immediate Event of Default (as defined in each Loan Agreement) under each Loan Agreement.

(b) Third Payment. On or before November 1, 2026, the Borrowers and/or Guarantor shall make a prepayment to Fannie Mae in the aggregate amount of $3,000,000.00 in immediately available funds (the “Third Payment”). The Third Payment shall be applied to the principal amount outstanding under the Loan Agreements; provided that, the Borrowers may recommend the allocation of the Third Payment between the Loan Agreements and Fannie Mae shall determine the allocation of the Third Payment between the Loan Agreements in its sole and absolute discretion. For the avoidance of doubt, in no event shall all or any portion of the First Payment or the Second Payment be included in determining whether the Third Payment has been made. Any failure to make the Third Payment on or before November 1, 2026, shall constitute an immediate Event of Default (as defined in each Loan Agreement) under each Loan Agreement.

(c) Fourth Payment. On or before November 1, 2027, the Borrowers and/or Guarantor shall make a prepayment to Fannie Mae in the aggregate amount of $3,000,000.00 in immediately available funds (the “Fourth Payment” and together with the Second Payment and the Third Payment, each a “Subsequent Payment” and collectively, the “Subsequent Payments”). The Fourth Payment shall be applied to the principal amount outstanding under the Loan Agreements; provided that, the Borrowers may recommend the allocation of the Fourth Payment between the Loan Agreements and Fannie Mae shall determine the allocation of the Fourth Payment between the Loan Agreements in its sole and absolute discretion. For the avoidance of doubt, in no event shall all or any portion of the First Payment, the Second Payment or the Third Payment be included in determining whether the Fourth Payment has been made. Any failure to make the Fourth Payment on or before November 1, 2027, shall constitute an immediate Event of Default (as defined in each Loan Agreement) under each Loan Agreement.

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(d) Reserve Funding. Each Borrower shall continue to fund all Replacement Reserve Deposits (as defined in the applicable Loan Agreement), Repairs Escrow Deposits (as defined in the applicable Loan Agreement), Imposition Deposits (as defined in the applicable Loan Agreement), and all other reserves, escrows, impositions and other amounts required pursuant to the applicable Loan Agreement and any other Loan Document (as defined in the applicable Loan Agreement).

(e) Real Estate Deliverables. Not later than the date that is thirty (30) days after the Amendment Effective Date (or such longer time as Fannie Mae shall agree in its sole discretion), the Borrowers shall have delivered to Fannie Mae, in form and substance satisfactory to Fannie Mae, for the Mortgaged Properties (as defined in the applicable Loan Agreement) known as (i) the Waterford at Levis Commons, (ii) the Waterford at Fort Worth, (iii) the Waterford on Huebner, (iv) the Waterford at Thousand Oaks, (v) the Waterford at Plano, (vi) the Waterford on Highland Colony, (vii) the Wellington at Arapaho, and (viii) the Wellington at North Richland Hills, in each case, either (1) in accordance with Section 13.02(a)(7) of the applicable Loan Agreement, a “date-down” endorsement if available that amends the effective date of the applicable Title Policy (as defined in the applicable Loan Agreement) to the Amendment Effective Date to the extent any such endorsements will not require the applicable Borrower to pay any additional title insurance premiums in excess of the nominal cost of such endorsement or (2) a title search satisfactory to Fannie Mae showing that the applicable Mortgage Lien has not been impaired and no new liens have been filed against the applicable Mortgaged Property since the date the applicable Mortgage Lien was recorded

Section 10. Termination of Corporate Guaranty. If Fannie Mae receives each Subsequent Payment on or before the applicable payment date for each such Subsequent Payment set forth in Section 9 above, the parties hereto agree that, effective as of the date of Fannie Mae’s receipt of the Third Payment, the Corporate Guaranty shall be automatically terminated and be of no further force or effect other than those provisions therein that expressly survive termination.

Section 11. Representations and Warranties of Borrower. Each Borrower represents and warrants to Fannie Mae and each Original Lender that, as of the Amendment Effective Date:

(a) Existence and Good Standing; Power and Authority. Such Borrower (i) is a limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of such Borrower’s jurisdiction of formation and (ii) has the power and authority to execute, deliver and perform its obligations under this Amendment;

(b) Due Authorization and Execution. The execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company action or limited partnership action, as applicable, on the part of such Borrower and that this Amendment has been duly executed and delivered by such Borrower;

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(c) Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(d) Consents. The execution and delivery by such Borrower of this Amendment does not require any approval, consent, exemption or authorization of, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except for such consents and approvals as have already been obtained;

(e) No Conflicts. Neither the execution nor the delivery of this Amendment by such Borrower, nor the performance of or compliance with the terms and provisions of this Amendment or the applicable Loan Agreement (as amended hereby) by such Borrower, does or will (i) contravene any provision of such Borrower’s Organizational Documents, (ii) conflict with or result in a breach or contravention of, or the creation of any lien under, (A) any material contractual obligation to which such Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, or (iii) violate any Applicable Law;

(f) No Default. After giving effect to this Amendment, no default or Event of Default (as defined in the applicable Loan Agreement) has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment;

(g) Prior Representations. Both immediately before and after giving effect to this Amendment, the representations and warranties of such Borrower and the Guarantor set forth in the applicable Loan Agreement and the other Loan Documents (as defined in the applicable Loan Agreement) are true and correct; and

(h) No Defenses. Such Borrower has no defenses, setoffs, deductions, or claims against Fannie Mae or any Original Lender arising out of the applicable Mortgage Loan, the applicable Loan Agreement and the other Loan Documents (as defined in the applicable Loan Agreement) and that each of Fannie Mae’s rights and remedies as set forth in the Loan Documents (as defined in the applicable Loan Agreement) is fully enforceable on the terms and conditions stated in the Loan Documents (as defined in the applicable Loan Agreement), except as modified by this Amendment.

Section 12. Representations and Warranties of Guarantor. Guarantor represents and warrants to Fannie Mae and each Original Lender that, as of the Amendment Effective Date:

(a) Existence and Good Standing; Power and Authorization. Guarantor (i) is a corporation, duly organized, validly existing and in good standing under the laws of State of Delaware, and (ii) has the power and authority to execute, deliver and perform its obligations under this Amendment;

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(b) Due Authorization and Execution. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Guarantor and that this Amendment has been duly executed and delivered by Guarantor;

(c) Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of Guarantor and is enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(d) Consents. The execution and delivery by Guarantor of this Amendment does not require any approval, consent, exemption or authorization of, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except for such consents and approvals as have already been obtained; and

(e) No Conflicts. Neither the execution nor the delivery of this Amendment by Guarantor nor the performance of or compliance with the terms and provisions of this Amendment does or will (i) contravene any provision of Guarantor’s Organizational Documents, (ii) conflict with or result in a breach or contravention of, or the creation of any lien under, (A) any material contractual obligation to which Guarantor is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Guarantor or its property is subject, or (iii) violate any Applicable Law.

Section 13. Release. Each Borrower and Guarantor hereby releases and forever discharges Fannie Mae, each Original Lender, and their respective predecessors, successors, assigns, affiliates, officers, directors, employees, attorneys, agents and each current or substitute trustee under the Security Instruments (collectively, the “Indemnitee”), from all Claims, as defined below, and agrees to indemnify the Indemnitee, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the breach of this Amendment, the Loan Agreements, or the other Loan Documents (as defined in each Loan Agreement). As used in this Amendment, the term “Claims” shall mean any and all possible claims, demands, actions, causes of action, costs, expenses and liabilities of any kind or nature whatsoever, liquidated or unliquidated, fixed or contingent, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Amendment, including but not limited to claims based on usury, any state deceptive trade practices laws, violations of law relating to hazardous substance or environmental contamination, which any Borrower or Guarantor, or any of their respective beneficiaries, may now or hereafter have against the Indemnitee, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws or regulations, or otherwise in connection with this Amendment, any Loan Agreement, or any other Loan Document (as defined in each Loan Agreement), including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitee, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of

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confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy, any claim for wrongfully accelerating any amounts due under this Amendment, any Loan Agreement, or any other Loan Document (as defined in each Loan Agreement) or wrongfully attempting to foreclose on any collateral relating to this Amendment, any Loan Agreement, or any other Loan Document (as defined in each Loan Agreement), or any claim to equitably subordinate Fannie Mae’s claims under § 510(c) of the Bankruptcy Code, but in each case only to the extent permitted by applicable law. This release is solely for the benefit of the Indemnitee and not for any third parties. This release is accepted by Fannie Mae and each Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of Fannie Mae or any Original Lender. Each Borrower, Guarantor, Fannie Mae, and each Original Lender have negotiated this Amendment at arms’ length, and the Borrowers and Guarantor are not in a disparate bargaining position relative to Fannie Mae and the Original Lenders. Each Borrower and Guarantor has carefully evaluated the provisions of this Agreement. Each Borrower and Guarantor acknowledges and agrees that its relationship with Fannie Mae is strictly that of borrower to creditor, that no special relationship exists between such Borrower or Guarantor and Fannie Mae, and that Fannie Mae has no fiduciary obligation or similar obligation to any Borrower or Guarantor. Fannie Mae hereby disclaims any and all implied obligations to any Borrower or Guarantor, including but not limited to any obligation to consider or look out for the interests of such Borrower or Guarantor and any other obligation not expressly stated in this Amendment, the Loan Agreement, or the other Loan Documents (as defined in each Loan Agreement). Each Borrower and Guarantor hereby represents and warrants that it is the current legal and beneficial owner of all Claims, if any, released hereby and it has not transferred, pledged or assigned or agreed to transfer, pledge or assign to any other individual or entity any of the Claims described in this section.

Section 14. Costs and Expenses. Each Borrower and Guarantor, as applicable, hereby reaffirms its respective obligation to pay, and shall pay, all costs and expenses (including, but not limited to, legal fees and expenses) incurred by Fannie Mae under this Amendment, the Loan Agreements, and the other Loan Documents (as defined in each Loan Agreement), including all costs and expenses incurred by Fannie Mae in connection with the preparation, negotiation, and administration of this Amendment and any amendment, waiver or consent related hereto, whether or not the transactions contemplated herein or therein are consummated.

Section 15. No Novation or Mutual Departure. Each Borrower and Guarantor expressly acknowledges and agrees that there has not been, and this Amendment does not constitute or establish, a novation with respect to any Loan Agreement or any other Loan Document (as defined in each Loan Agreement), or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 3 hereof. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Fannie Mae or any Original Lender under any Loan Agreement or any of the other Loan Documents (as defined in each Loan Agreement), nor constitute a waiver of any provision of any Loan Agreement or any of the other Loan Documents (as defined in each Loan Agreement).

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Section 16. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The words “execution”, “signed”, “signature”, and words of like import in this Amendment, the Loan Agreements or any other Loan Document (as defined in each Loan Agreement), or in any amendment or other modification hereof or thereof (including waivers and consents), shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act, and the delivery of an executed counterpart of a signature page of this Amendment or any other such document by any such means (including “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 17. Choice of Law; Consent to Jurisdiction. Notwithstanding anything herein to the contrary, each of the terms and provisions, and rights and obligations of the Borrowers and Guarantor under this Amendment, shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the jurisdiction in which the applicable Mortgaged Property is located (excluding the law applicable to conflicts or choice of law) including procedural and substantive matters relating to the creation, perfection, and foreclosure of liens and security interests, and enforcement of the rights and remedies, against the applicable Mortgaged Property, except the perfection, the effect of perfection and non-perfection and foreclosure of security interests on personal property, which matters shall be governed by the laws of the jurisdiction determined by the choice of law provisions of the Uniform Commercial Code in effect for the jurisdiction in which the applicable Borrower is organized. Each Borrower and Guarantor agrees that any controversy arising under or in relation to this Amendment shall be, except as otherwise provided herein, litigated in the District of Columbia. The local and federal courts and authorities with jurisdiction in which the applicable Mortgaged Property is located shall, except as otherwise provided herein, have jurisdiction over all controversies which may arise under or in relation to this Amendment, including those controversies relating to the execution, jurisdiction, breach, enforcement, or compliance with this Amendment, or any other issue arising under, relating to, or in connection with this Amendment. Each Borrower and Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from this Amendment, and waive any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise. Nothing contained herein, however, shall prevent Fannie Mae or any Original Lender from bringing any suit, action, or proceeding or exercising any rights against any Borrower or Guarantor and against the collateral in any other jurisdiction. Initiating such suit, action, or proceeding or taking such action in any other jurisdiction shall in no event constitute a waiver of the agreement contained herein that the laws of the jurisdiction in which the applicable Mortgaged Property is located shall govern the rights and obligations of the applicable Borrower, the applicable Original Lender and Fannie Mae as provided herein or the submission herein by such Borrower to personal jurisdiction within such jurisdiction.

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Section 18. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER, GUARANTOR, EACH ORIGINAL LENDER AND FANNIE MAE (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AMENDMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER, THAT IS TRIABLE OF RIGHT BY A JURY AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL

Section 19. Missouri Statutory Notice. Pursuant to Mo. Rev. Stat. Section 432.047, Fannie Mae and each Original Lender hereby gives the following notice to the Borrowers:

“Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.”

[The Remainder of This Page Has Been Intentionally Left Blank.]

Omnibus Amendment to Multifamily Loan and Security Agreements	12

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWERS:

TRIAD SENIOR LIVING I, L.P.,
a Texas limited partnership

By:	Capital Senior Living Properties 5, Inc.,
its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

TRIAD SENIOR LIVING II, L.P.,
a Texas limited partnership

By:	Capital Senior Living Properties 5, Inc.,
its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

TRIAD SENIOR LIVING IV, L.P.,
a Texas limited partnership

By:	Capital Senior Living Properties 5, Inc.,
its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

TRIAD SENIOR LIVING V, L.P.,
a Texas limited partnership

By:	Capital Senior Living Properties 5, Inc.,
its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

CSL VINTAGE, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

CSL PLYMOUTH, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

CSL GREEN BAY, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

CSL SPRINGFIELD MA, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

CSL CINCINNATI, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

CSL MIAMI, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

CSL LEVIS COMMONS, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President

[Signatures Continue on Next Page]

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

GUARANTOR:

SONIDA SENIOR LIVING, INC.,
a Delaware corporation
(f/k/a Capital Senior Living Corporation)

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	Chief Executive Officer and President

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

FANNIE MAE:

FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:	/s/ Roy Miller
Name:	Roy Miller
Title:	Assistant Vice President

[Signatures Continue on Next Page]

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

ORIGINAL LENDERS:

BERKADIA COMMERCIAL MORTGAGE LLC,
a Delaware limited liability company

By:	/s/ Julie Gschwind
Name:	Julie Gschwind
Title:	Authorized Representative

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Joan Pearce
Name:	Joan Pearce
Title:	Vice-President

Omnibus Amendment to Multifamily Loan and Security Agreements	Signature Page

SCHEDULE 1

Borrowers and Original Lenders

Borrowers:

1.	Triad Senior Living I, L.P., a Texas limited partnership (“Triad I”);

2.	Triad Senior Living II, L.P., a Texas limited partnership (“Triad II”);

3.	Triad Senior Living IV, L.P., a Texas limited partnership (“Triad IV”);

4.	Triad Senior Living V, L.P., a Texas limited partnership (“Triad V”);

5.	CSL Vintage, LLC, a Delaware limited liability company (“CSL Vintage”);

6.	CSL Plymouth, LLC, a Delaware limited liability company (“CSL Plymouth”);

7.	CSL Green Bay, LLC, a Delaware limited liability company (“CSL Green Bay”);

8.	CSL Springfield MA, LLC, a Delaware limited liability company (“CSL Springfield”);

9.	CSL Cincinnati, LLC, , a Delaware limited liability company (“CSL Cincinnati”);

10.	CSL Miami, LLC, a Delaware limited liability company (“CSL Miami”); and

11.	CSL Levis Commons, LLC, a Delaware limited liability company (“CSL Levis Commons”).

Original Lenders:

1.	Berkadia Commercial Mortgage LLC (“Berkadia”); and

2.	Wells Fargo Bank, National Association (“Wells Fargo”).

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 1

SCHEDULE 2

Loan Agreements

1. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia, relating to the Waterford on Huebner;

2. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia relating to the Waterford at Fort Worth;

3. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad II and Berkadia relating to the Waterford at Plano;

4. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia relating to the Waterford at Thousand Oaks;

5. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia relating to the Waterford at Mesquite;

6. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad II and Berkadia relating to the Waterford at Fairfield;

7. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Waterford at Mansfield;

8. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Wellington at North Richland Hills;

9. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Wellington on Highland Colony;

10. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Wellington at Arapaho;

11. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad V and Berkadia relating to the Waterford at Ironbridge;

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 2

12. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad I and Berkadia relating to the Waterford on Huebner;

13. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad I and Berkadia relating to the Waterford at Fort Worth;

14. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad I and Berkadia relating to the Waterford at Thousand Oaks;

15. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of November 30, 2018 by and between Triad I and Berkadia relating to the Waterford at Mesquite;

16. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad II and Berkadia relating to the Waterford at Fairfield;

17. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad IV and Berkadia relating to the Waterford at Mansfield;

18. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad IV and Berkadia relating to the Wellington at North Richland Hills;

19. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad V and Berkadia relating to the Waterford at Ironbridge;

20. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of May 31, 2013 by and between CSL Vintage and Berkadia relating to the Vintage Senior Living Campus;

21. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of May 31, 2013 by and between CSL Plymouth and Berkadia relating to Libby’s House;

22. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of January 13, 2015 by and between CSL Green Bay and Berkadia relating to Brookview Meadows;

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 2

23. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of September 30, 2016 by and between CSL Springfield and Berkadia relating to the Wellington at Springfield;

24. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of November 2, 2016 by and between CSL Cincinnati and Berkadia relating to the Wellington at North Bend Crossing;

25. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 30, 2014 by and between CSL Miami and Wells Fargo relating to the Wellington at Dayton;

26. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of March 5, 2015 by and between CSL Levis Commons and Wells Fargo relating to the Waterford at Levis Commons; and

27. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of December 15, 2016 by and between CSL Levis Commons and Wells Fargo relating to the Waterford at Levis Commons.

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 2

SCHEDULE 3

Environmental Indemnity Agreements

1. That certain Environmental Indemnity Agreement, dated as of June 27, 2014, by Triad I to and for the benefit of Berkadia relating to the Waterford on Huebner;

2. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad I to and for the benefit of Berkadia relating to the Waterford at Fort Worth;

3. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad II to and for the benefit of Berkadia relating to the Waterford at Plano;

4. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad I to and for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

5. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad I to and for the benefit of Berkadia relating to the Waterford at Mesquite;

6. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad II to and for the benefit of Berkadia relating to the Waterford at Fairfield;

7. That certain Environmental Indemnity Agreement, dated as of as of June 27, 2014 by Triad IV to and for the benefit of Berkadia relating to the Waterford at Mansfield;

8. That certain Environmental Indemnity Agreement, dated as of as of June 27, 2014 by Triad IV to and for the benefit of Berkadia relating to the Wellington at North Richland Hills;

9. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad IV to and for the benefit of Berkadia relating to the Wellington on Highland Colony;

10. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad IV to and for the benefit of Berkadia relating to the Wellington at Arapaho;

11. That certain Environmental Indemnity Agreement, dated as of June 27, 2014 by Triad V to and for the benefit of Berkadia relating to the Waterford at Ironbridge;

12. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad I to and for the benefit of Berkadia relating to the Waterford on Huebner;

13. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad I to and for the benefit of Berkadia relating to the Waterford at Fort Worth;

14. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad I to and for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 3

15. That certain Environmental Indemnity Agreement, dated as of November 30, 2018 by Triad I to and for the benefit of Berkadia relating to the Waterford at Mesquite;

16. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad II to and for the benefit of Berkadia relating to the Waterford at Fairfield;

17. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad IV to and for the benefit of Berkadia relating to the Waterford at Mansfield;

18. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad IV to and for the benefit of Berkadia relating to the Wellington at North Richland Hills;

19. That certain Environmental Indemnity Agreement, dated as of June 15, 2016 by Triad V to and for the benefit of Berkadia relating to the Waterford at Ironbridge;

20. That certain Environmental Indemnity Agreement, dated as of May 31, 2013 by CSL Vintage to and for the benefit of Berkadia relating to the Vintage Senior Living Campus;

21. That certain Environmental Indemnity Agreement, dated as of May 31, 2013 by CSL Plymouth to and for the benefit of Berkadia relating to Libby’s House;

22. That certain Environmental Indemnity Agreement, dated as of January 13, 2015 by CSL Green Bay to and for the benefit of Berkadia relating to Brookview Meadows;

23. That certain Environmental Indemnity Agreement, dated as of September 30, 2016 by CSL Springfield to and for the benefit of Berkadia relating to the Wellington at Springfield;

24. That certain Environmental Indemnity Agreement, dated as of November 2, 2016 by CSL Cincinnati to and for the benefit of Berkadia relating to the Wellington at North Bend Crossing;

25. That certain Environmental Indemnity Agreement, dated as of June 30, 2014 by CSL Miami to and for the benefit of Wells Fargo relating to the Wellington at Dayton;

26. That certain Environmental Indemnity Agreement, dated as of March 5, 2015 by CSL Levis Commons to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons; and

27. That certain Environmental Indemnity Agreement, dated as of December 15, 2016, by CSL Levis Commons to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons.

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 3

SCHEDULE 4

Non-Recourse Guaranties

1. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford on Huebner;

2. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Fort Worth;

3. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Plano;

4. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

5. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Mesquite;

6. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Fairfield;

7. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Mansfield;

8. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Wellington at North Richland Hills;

9. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Wellington on Highland Colony;

10. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Wellington at Arapaho;

11. That certain Guaranty of Non-Recourse Obligations, dated as of June 27, 2014, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Ironbridge;

12. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Waterford on Huebner;

13. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Fort Worth;

14. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 4

15. That certain Guaranty of Non-Recourse Obligations, dated as of November 30, 2018, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Mesquite;

16. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Fairfield;

17. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Mansfield;

18. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Wellington at North Richland Hills;

19. That certain Guaranty of Non-Recourse Obligations, dated as of June 15, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Waterford at Ironbridge;

20. That certain Guaranty of Non-Recourse Obligations, dated as of May 31, 2013, by the Guarantor to and for the benefit of Berkadia relating to the Vintage Senior Living Campus;

21. That certain Guaranty of Non-Recourse Obligations, dated as of May 31, 2013, by the Guarantor to and for the benefit of Berkadia relating to Libby’s House;

22. That certain Guaranty of Non-Recourse Obligations, dated as of January 13, 2015, by the Guarantor to and for the benefit of Berkadia relating to Brookview Meadows;

23. That certain Guaranty of Non-Recourse Obligations, dated as of September 30, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Wellington at Springfield;

24. That certain Guaranty of Non-Recourse Obligations, dated as of November 2, 2016, by the Guarantor to and for the benefit of Berkadia relating to the Wellington at North Bend Crossing;

25. That Guaranty of Non-Recourse Obligations, dated as of June 30, 2014, by the Guarantor to and for the benefit of Wells Fargo relating to the Wellington at Dayton;

26. That certain Guaranty of Non-Recourse Obligations, dated as of March 5, 2015, by the Guarantor to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons; and

27. That certain Guaranty of Non-Recourse Obligations, dated as of December 15, 2016, by the Guarantor to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons.

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 4

SCHEDULE 5

Assignments

1.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford on Huebner;

2.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Fort Worth;

3.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Plano;

4.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Thousand Oaks;

5.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Mesquite;

6.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Fairfield;

7.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Mansfield;

8.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Wellington at North Richland Hills;

9.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Wellington on Highland Colony;

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 5

10.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Wellington at Arapaho;

11.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 27, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Ironbridge;

12.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford on Huebner;

13.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Fort Worth;

14.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Thousand Oaks;

15.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of November 30, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Mesquite;

16.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Fairfield;

17.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Mansfield;

18.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Wellington at North Richland Hills;

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 5

19.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Waterford at Ironbridge;

20.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of May 31, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Vintage Senior Living Campus;

21.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of May 31, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to Libby’s House;

22.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of January 13, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to Brookview Meadows;

23.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of September 30, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Wellington at Springfield;

24.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of November 2, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Berkadia to and for the benefit of Fannie Mae relating to the Wellington at North Bend Crossing;

25.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of June 30, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Wells Fargo to and for the benefit of Fannie Mae relating to the Wellington at Dayton;

26.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of March 5, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Wells Fargo to and for the benefit of Fannie Mae relating to the Waterford at Levis Commons; and

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 5

27.

That certain Assignment of Collateral Agreements and other Loan Documents, dated as of December 15, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made by Wells Fargo to and for the benefit of Fannie Mae relating to the Waterford at Levis Commons.

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 5

SCHEDULE 6

Security Instruments

1.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 2, 2023), by Triad II to and for the benefit of Berkadia;

2.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 2, 2023), by Triad II to and for the benefit of Berkadia;

3.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 2, 2023), by Triad IV to and for the benefit of Berkadia;

4.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 2, 2023), by Triad IV to and for the benefit of Berkadia;

5.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 15, 2016 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 29, 2023), by CSL Levis Commons to and for the benefit of Wells Fargo;

6.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 5, 2015 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 29, 2023), by CSL Levis Commons to and for the benefit of Wells Fargo;

7.

That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 30, 2014 (as amended by that certain Amendment to Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 29, 2023), by CSL Miami to and for the benefit of Wells Fargo; and

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 6

8.	That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 2, 2016, by CSL Cincinnati to and for the benefit of Berkadia.

Omnibus Amendment to Multifamily Loan and Security Agreements	Schedule 6